Schedule of Investments PIMCO High Income Fund	March 31, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 101.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 20.6%
Altice France SA 9.802% due 08/15/2028		$3,077	$2,765
AP Core Holdings LLC 9.939% due 09/01/2027		8,173	7,414
Clover Holdings 2 LLC
TBD% due 12/10/2029 ~µ		909	896
8.295% due 12/09/2031		6,500	6,439
Clover Holdings SPV III LLC 15.000% due 12/09/2027		225	230
CoreWeave Compute Acquisition Co. LLC TBD% - 10.322% due 05/16/2029 «µ		10,800	10,848
Envision Healthcare Corp. 12.277% due 11/03/2028 «		11,545	11,718
Forward Air Corp. 8.791% due 12/19/2030 ~		698	680
Gateway Casinos & Entertainment Ltd. 10.545% due 12/18/2030		5,483	5,552
Hudson's Bay Co. TBD% due 04/03/2026 «		2,373	2,339
iHeartCommunications, Inc. 10.209% due 05/01/2029		466	380
J&J Ventures Gaming LLC 9.439% due 04/26/2028 «~		1,264	1,275
Lealand Finance Co. BV 7.439% due 06/30/2027 ~		105	56
Lealand Finance Co. BV (5.439% Cash and 3.000% PIK) 8.439% due 12/31/2027 ~(c)		575	250
MPH Acquisition Holdings LLC
8.037% due 12/31/2030		770	764
9.149% due 12/31/2030		6,381	5,267
Ocs Group Holdings Ltd. 10.450% due 11/27/2031 ~	GBP	6,350	8,197
Peraton Corp. 8.175% due 02/01/2028		$898	801
Poseidon Bidco SASU 7.355% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	3,000	2,294
Project Alpha Intermediate Holding, Inc.
TBD% due 11/22/2032		$1,100	1,096
7.549% due 10/28/2030 ~		2	2
Promotora de Informaciones SA 7.964% (EUR003M + 5.220%) due 12/31/2026 ~	EUR	11,661	12,450
Promotora de Informaciones SA (5.714% Cash and 5.000% PIK) 10.714% (EUR003M + 2.970%) due 06/30/2027 ~(c)		357	373
Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026 •		22,920	8,701
10.000% due 06/30/2026 ~		2,482	739
Subcalidora 2 SARL 8.105% (EUR003M + 5.750%) due 08/14/2029 «~		7,000	7,607
Syniverse Holdings, Inc. 11.299% due 05/13/2027		$19,342	19,036
The Stepstone Group MidCo 2 GMBH
TBD% due 12/04/2031 ~	EUR	8,000	8,628
TBD% due 12/04/2031 ~		$1,500	1,483
U.S. Renal Care, Inc. 9.439% due 06/20/2028 ~		21,169	19,798
Unicorn Bay 13.000% due 12/31/2026 «	HKD	50,825	6,564
Westmoreland Coal Co. 8.000% due 03/15/2029 «		$2,650	994
X Corp. 10.949% due 10/26/2029 ~		8,200	8,159

Total Loan Participations and Assignments (Cost $174,407)			163,795

CORPORATE BONDS & NOTES 36.5%
BANKING & FINANCE 8.5%
Alamo Re Ltd. 15.542% due 06/08/2026 ~		300	315
Antares Holdings LP 6.350% due 10/23/2029		500	501
Armor Holdco, Inc. 8.500% due 11/15/2029		1,900	1,847

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (l)		4,014	3,277
BOI Finance BV 7.500% due 02/16/2027 (l)	EUR	3,300	3,573
BPCE SA 7.003% due 10/19/2034 •		$2,500	2,724
Bread Financial Holdings, Inc. 8.375% due 06/15/2035 ~		100	98
Cape Lookout Re Ltd. 12.282% due 04/05/2027 •		900	925
Claveau Re Ltd. 21.542% due 07/08/2028 ~		934	304
Credit Suisse AG AT1 Claim		600	72
East Lane Re Ltd. 13.542% due 03/31/2026 ~		250	252
Everglades Re Ltd.
14.792% due 05/13/2031 •		400	422
15.792% due 05/13/2031 •		400	422
17.042% due 05/13/2027 •		400	420
Ford Motor Credit Co. LLC
5.918% due 03/20/2028		300	301
6.390% due 03/20/2028 •		900	895
GN Bondco LLC 9.500% due 10/15/2031		10,970	10,984
Greengrove RE Ltd. 12.042% due 04/08/2032 •		250	251
GSPA Monetization Trust 6.422% due 10/09/2029		3,260	3,263
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 6.375% due 07/01/2034		1,000	989
Hestia Re Ltd. 14.362% due 04/22/2025 ~		939	887
Hudson Pacific Properties LP 5.950% due 02/15/2028 (l)		100	87
Integrity Re Ltd.
21.292% due 06/08/2026 •		450	485
27.292% due 06/08/2026 ~		450	467
Integrity RE Ltd. 29.782% due 06/06/2027 ~		250	249
Intesa Sanpaolo SpA
6.625% due 06/20/2033		3,600	3,857
7.200% due 11/28/2033		2,400	2,663
Itau Unibanco Holding SA 6.000% due 02/27/2030		1,800	1,840
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	316	337
Long Walk Reinsurance Ltd. 14.032% due 01/30/2031 •		$800	813
Marex Group PLC 6.404% due 11/04/2029		300	305
Nature Coast Re Ltd. 14.032% (T-BILL 3MO + 9.750%) due 04/10/2029 ~(b)		250	250
Polestar Re Ltd.
14.792% due 01/07/2028 •		300	310
17.542% due 01/07/2027 •		900	931
Sanders Re Ltd. 17.292% due 04/09/2029 •		1,545	1,537
Societe Generale SA 6.691% due 01/10/2034 •(l)		1,200	1,262
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	8,545	2,886
Torrey Pines Re Ltd.
10.282% due 06/07/2032 •		$250	261
11.532% due 06/07/2027 •		250	263
Uniti Group LP
4.750% due 04/15/2028		2,800	2,678
6.000% due 01/15/2030		8,363	7,249
6.500% due 02/15/2029		3,100	2,789
Ursa Re Ltd.
11.782% due 02/22/2028 ~		400	405
13.542% due 12/07/2028 •		1,000	1,060
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		3,258	0
Winston RE Ltd. 16.032% due 02/26/2031 •		700	735
Yosemite Re Ltd. 14.887% due 06/06/2025 ~		840	851

			67,292

INDUSTRIALS 23.0%
Acadia Healthcare Co., Inc. 7.375% due 03/15/2033		1,400	1,400
Altice France Holding SA
8.000% due 05/15/2027	EUR	6,700	2,217
10.500% due 05/15/2027		$5,300	1,556

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

Altice France SA
3.375% due 01/15/2028	EUR	2,000	1,724
5.125% due 01/15/2029		$600	472
5.125% due 07/15/2029		3,665	2,876
5.500% due 01/15/2028		2,900	2,321
5.500% due 10/15/2029		1,200	953
8.125% due 02/01/2027		1,000	895
Aris Water Holdings LLC 7.250% due 04/01/2030		600	607
Axon Enterprise, Inc.
6.125% due 03/15/2030		400	405
6.250% due 03/15/2033		300	304
Booz Allen Hamilton, Inc. 5.950% due 04/15/2035		100	100
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		1,794	1,963
Central Parent LLC 8.000% due 06/15/2029 (l)		4,200	3,690
Chord Energy Corp. 6.750% due 03/15/2033		1,130	1,125
DISH DBS Corp.
5.250% due 12/01/2026		6,650	6,117
5.750% due 12/01/2028		12,450	10,523
Diversified Gas & Oil Corp. 9.750% due 04/09/2029 «(b)		125	123
Ecopetrol SA
7.750% due 02/01/2032		13,700	13,458
8.375% due 01/19/2036		260	254
ELO SACA 3.250% due 07/23/2027	EUR	4,000	4,112
Exela Intermediate LLC (11.500% Cash) 11.500% due 04/15/2026 (c)		$112	17
Flora Food Management BV 6.875% due 07/02/2029	EUR	3,300	3,631
Ford Motor Co. 7.700% due 05/15/2097 (l)		$8,045	8,217
General Shopping Investments Ltd. 0.000% due 09/20/2025 (i)		2,500	173
goeasy Ltd. 7.375% due 10/01/2030 (b)		4,000	3,929
Harbour Energy PLC 6.327% due 04/01/2035 (b)		200	199
HCA, Inc. 7.500% due 11/15/2095 (l)		1,746	1,829
HF Sinclair Corp.
5.750% due 01/15/2031 (l)		1,900	1,925
6.250% due 01/15/2035		1,900	1,911
Incora Intermediate LLC 0.000% due 01/31/2030 «		8,939	8,939
Incora Top Holdco LLC 0.000% due 01/30/2033 ^«(d)(k)		6,737	9,735
INEOS Finance PLC 5.625% due 08/15/2030	EUR	500	541
Intelsat Jackson Holdings SA 6.500% due 03/15/2030		$12,212	11,632
Inter Media & Communication SpA 6.750% due 02/09/2027 (l)	EUR	786	861
JetBlue Airways Corp. 9.875% due 09/20/2031		$3,133	3,095
Motion Finco SARL 8.375% due 02/15/2032		400	389
New Albertsons LP 6.570% due 02/23/2028		4,021	3,973
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		1,200	720
11.750% due 10/15/2028 «		500	410
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		8,700	8,269
Noble Finance LLC 8.000% due 04/15/2030		3,000	3,000
Olin Corp. 6.625% due 04/01/2033		300	292
Petroleos Mexicanos
6.700% due 02/16/2032		1,663	1,463
6.750% due 09/21/2047 (l)		1,098	752
6.840% due 01/23/2030		1,100	1,009
8.750% due 06/02/2029 (l)		1,257	1,257
Prime Healthcare Services, Inc. 9.375% due 09/01/2029		1,800	1,700
Rivian Holdings LLC 10.502% due 10/15/2026 ~		4,440	4,479
Sunoco LP 6.250% due 07/01/2033		1,100	1,102
Thames Water Utilities Finance PLC 6.500% due 02/09/2032	GBP	100	97

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

Thames Water Utilities Ltd. 0.000% due 03/22/2027 (g)		1	1
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$1,886	1,685
5.750% due 09/30/2039		4,990	4,809
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,001	856
Valaris Ltd. 8.375% due 04/30/2030		400	401
Vale SA 0.000% due 12/29/2049 ~(i)	BRL	120,000	7,216
Venture Global LNG, Inc.
7.000% due 01/15/2030		$2,200	2,169
9.500% due 02/01/2029		2,909	3,121
9.875% due 02/01/2032		2,280	2,423
Viridien
7.750% due 04/01/2027	EUR	1,000	1,102
8.500% due 10/15/2030		2,400	2,665
10.000% due 10/15/2030		$1,900	1,949
Wayfair LLC 7.750% due 09/15/2030		7,700	7,453
WESCO Distribution, Inc. 6.375% due 03/15/2033		1,600	1,609
WEX, Inc. 6.500% due 03/15/2033		300	297
Williams Scotsman, Inc. 6.625% due 04/15/2030		300	303
Yinson Boronia Production BV 8.947% due 07/31/2042		1,388	1,466

			182,266

UTILITIES 5.0%
Chile Electricity Lux MPC SARL 5.580% due 10/20/2035		1,300	1,301
Edison International
5.250% due 11/15/2028 (l)		1,300	1,282
6.250% due 03/15/2030		200	203
FORESEA Holding SA 7.500% due 06/15/2030		3,000	2,901
NGD Holdings BV 6.750% due 12/31/2026		647	582
Oi SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		13,479	11,272
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (c)		28,645	3,008
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (l)		600	444
4.450% due 04/15/2042 (l)		1,203	985
4.750% due 02/15/2044 (l)		4,576	3,813
Peru LNG SRL 5.375% due 03/22/2030		7,251	6,734
Qwest Corp. 7.375% due 05/01/2030		5,130	4,396
Raizen Fuels Finance SA
6.700% due 02/25/2037		1,800	1,803
6.950% due 03/05/2054		1,300	1,268

			39,992

Total Corporate Bonds & Notes (Cost $322,947)			289,550

CONVERTIBLE BONDS & NOTES 0.6%
INDUSTRIALS 0.6%
DISH Network Corp. 3.375% due 08/15/2026		5,100	4,271

Total Convertible Bonds & Notes (Cost $5,100)			4,271

MUNICIPAL BONDS & NOTES 2.0%
MICHIGAN 0.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		2,300	1,841

TEXAS 1.0%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043		7,285	8,026

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		66,200	6,238

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

Total Municipal Bonds & Notes (Cost $17,706)			16,105

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
1.646% due 07/25/2050 •(a)(l)		2,809	331
3.500% due 09/25/2027 (a)		27	1
4.000% due 06/25/2050 (a)(l)		1,758	346
10.000% due 01/25/2034 •(l)		94	99
Freddie Mac
1.637% due 07/15/2035 •(a)		319	23
1.646% due 06/25/2050 •(a)(l)		2,960	340
1.737% due 02/15/2042 •(a)		452	34
2.677% due 08/15/2036 •(a)		190	25
4.074% due 05/15/2033 •		18	18
5.000% due 06/15/2033 ~(a)		375	37
6.154% due 11/25/2055 «•		12,811	8,455
12.140% due 11/25/2041 •		2,300	2,470
13.654% due 10/25/2027 •		4,184	4,206
Ginnie Mae
3.500% due 06/20/2042 (a)		29	3
3.500% due 03/20/2043 (a)(l)		386	66
4.500% due 07/20/2042 (a)		59	7
5.000% due 09/20/2042 (a)		106	13
Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2055		100	87

Total U.S. Government Agencies (Cost $18,144)			16,561

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.0%
Adjustable Rate Mortgage Trust 4.775% due 05/25/2036 •		2,936	1,205
Atrium Hotel Portfolio Trust 6.117% due 12/15/2036 •(l)		5,500	5,380
Banc of America Alternative Loan Trust
1.165% due 06/25/2046 •(a)		2,016	145
2.205% due 06/25/2037 •(a)		1,739	208
4.795% due 06/25/2037 •		1,601	1,151
Banc of America Funding Trust
6.000% due 07/25/2037		260	219
6.250% due 10/26/2036		3,496	1,308
Banc of America Mortgage Trust 5.068% due 02/25/2036 •		5	4
BCAP LLC Trust
4.452% due 03/26/2037 þ		1,124	1,759
6.000% due 05/26/2037 ~		4,158	1,774
Benchmark Mortgage Trust 3.440% due 08/15/2052 ~(l)		1,500	1,462
CALI Mortgage Trust 3.957% due 03/10/2039 (l)		2,500	2,324
CD Mortgage Trust 5.688% due 10/15/2048		109	102
Chase Mortgage Finance Trust
4.906% due 09/25/2036 •		30	25
4.953% due 12/25/2035 •		6	6
Citigroup Mortgage Loan Trust
5.286% due 07/25/2037 ~		49	44
5.437% due 11/25/2035 ~		8,901	4,483
6.500% due 09/25/2036		2,117	1,090
Colony Mortgage Capital Ltd.
6.704% due 11/15/2038 •		1,700	1,613
7.400% due 11/15/2038 ~		1,300	1,171
Countrywide Alternative Loan Trust
0.565% due 04/25/2035 •(a)		1,694	84
4.825% due 02/25/2037 •		70	62
4.935% due 12/25/2046 •		1,357	1,131
6.000% due 02/25/2037		4,007	1,511
6.250% due 12/25/2036 ~		2,121	880
6.500% due 06/25/2036		593	272
Countrywide Home Loan Mortgage Pass-Through Trust
0.915% due 12/25/2036 •(a)		1,629	137
4.353% due 09/20/2036 •		182	161
4.933% due 09/25/2047 •		14	13
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036		1,262	748
Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.431% due 11/10/2032		1,200	989
8.794% due 07/15/2032 •		950	943
Eurosail PLC
5.930% due 06/13/2045 •	GBP	3,347	3,538
8.580% due 06/13/2045 •		988	1,052
HarborView Mortgage Loan Trust
4.101% due 08/19/2036 ~		$79	68
6.023% due 08/19/2036 ~		1	1
Hilton USA Trust 2.828% due 11/05/2035		900	746

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

IM Pastor Fondo de Titluzacion Hipotecaria 2.527% due 03/22/2043 •	EUR	1,840	1,759
JP Morgan Alternative Loan Trust 4.176% due 03/25/2037 ~		$2,553	2,098
JP Morgan Chase Commercial Mortgage Securities Trust
5.966% due 11/15/2035 ~		1,300	1,153
6.184% due 03/15/2036 •		1,750	1,327
6.316% due 11/15/2035 ~		600	409
JP Morgan Mortgage Trust
2.185% due 01/25/2037 •(a)		13,180	1,840
4.262% due 07/27/2037 ~		3,850	3,184
Lehman XS Trust 4.875% due 06/25/2047 •		1,065	986
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		668	637
Natixis Commercial Mortgage Securities Trust 3.796% due 11/15/2032 ~(l)		3,340	3,120
New Orleans Hotel Trust
5.956% due 04/15/2032 •		1,000	965
8.056% due 04/15/2032 •		2,282	2,184
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.948% due 04/25/2036 ~		2,656	2,327
Nomura Resecuritization Trust 3.696% due 07/26/2035 •		3,873	3,402
Residential Asset Securitization Trust
4.835% due 01/25/2046 ~		165	47
6.250% due 09/25/2037		4,528	1,841
6.500% due 08/25/2036		788	228
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037		1,400	1,335
Structured Adjustable Rate Mortgage Loan Trust
4.515% due 01/25/2036 ~		90	50
4.807% due 04/25/2047 •		258	98
Structured Asset Mortgage Investments Trust 4.815% due 07/25/2046 ~		4,131	3,328
WaMu Mortgage Pass-Through Certificates Trust 3.423% due 05/25/2037 ~		54	43
Washington Mutual Mortgage Pass-Through Certificates Trust
2.245% due 04/25/2037 •(a)		6,580	1,237
6.500% due 03/25/2036		3,987	2,989
WSTN Trust
7.690% due 07/05/2037 ~		1,600	1,631
8.455% due 07/05/2037 ~		1,600	1,636
9.835% due 07/05/2037 ~		1,300	1,349

Total Non-Agency Mortgage-Backed Securities (Cost $86,145)			79,012

ASSET-BACKED SECURITIES 6.7%
HOME EQUITY OTHER 3.1%
ACE Securities Corp. Home Equity Loan Trust 4.715% due 07/25/2036 •		1,434	1,154
Countrywide Asset-Backed Certificates Trust 4.840% due 09/25/2046 •		12,391	9,850
Merrill Lynch Mortgage Investors Trust 4.755% due 04/25/2037 •		559	265
Morgan Stanley Mortgage Loan Trust
5.940% due 11/25/2036 •		951	352
6.465% due 09/25/2046 þ		5,917	1,948
People's Financial Realty Mortgage Securities Trust 4.595% due 09/25/2036 •		19,436	3,635
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 þ		6,295	2,530
7.238% due 09/25/2037 þ		5,447	2,188
Truman Capital Mortgage Loan Trust 8.560% due 01/25/2034 •		2,643	2,599
Washington Mutual Asset-Backed Certificates Trust 4.735% due 05/25/2036 •		127	98

			24,619

WHOLE LOAN COLLATERAL 1.2%
First Franklin Mortgage Loan Trust 5.305% due 06/25/2036 •		3,106	2,866
Specialty Underwriting & Residential Finance Trust 5.410% due 06/25/2036 •		8,070	6,435

			9,301

OTHER ABS 2.4%
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,267
Belle Haven ABS CDO Ltd. 1.400% due 07/05/2046 •		$185,947	448

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 01/25/2032 ~	EUR	2,200	711
0.000% due 04/15/2038 «~		548	358
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	1,181
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	896
0.010% due 03/31/2038 ~		2,441	110
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	700	134
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~		3,120	1,033
Duke Funding Ltd. 1.272% due 08/07/2033 •		$13,523	1,712
Glacier Funding CDO Ltd. 7.770% due 08/04/2035 •		6,310	560
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	3,371	146
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		$24	6
0.000% due 04/16/2029 «		7	0
0.000% due 07/16/2029 «		10	8
Pagaya AI Debt Selection Trust 8.491% due 06/16/2031		2,699	2,736
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	465
Sherwood Funding CDO Ltd. 7.860% due 11/06/2039 •		$31,208	6,009
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	331
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(g)		5	1,172

			19,283

Total Asset-Backed Securities (Cost $119,400)			53,203

SOVEREIGN ISSUES 7.8%
Argentina Government International Bond
0.750% due 07/09/2030 þ		7,937	5,054
1.000% due 07/09/2029		147	114
3.500% due 07/09/2041 þ		9,486	5,510
4.125% due 07/09/2046 þ		112	69
5.000% due 01/09/2038 þ		1,326	875
Avenir Issuer Ireland DAC 6.000% due 10/25/2027		1,600	1,511
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	80,300	1,282
13.000% due 01/30/2026		95,000	1,518
Dominican Republic International Bond
6.950% due 03/15/2037		$1,800	1,820
7.150% due 02/24/2055		300	301
10.500% due 03/15/2037	DOP	493,700	8,007
10.750% due 06/01/2036		10,900	179
11.250% due 09/15/2035		68,200	1,157
Egypt Government International Bond
6.375% due 04/11/2031	EUR	300	276
8.625% due 02/04/2030		$700	678
9.450% due 02/04/2033		1,400	1,323
El Salvador Government International Bond
9.250% due 04/17/2030		2,900	3,028
9.650% due 11/21/2054		1,700	1,707
Ghana Government International Bond
0.000% due 07/03/2026 (g)		34	32
0.000% due 01/03/2030 (g)		74	57
5.000% due 07/03/2029 þ		339	296
5.000% due 07/03/2035 þ		487	347
Mexico Government International Bond 4.625% due 05/04/2033	EUR	1,800	1,904
Peru Government International Bond
6.900% due 08/12/2037	PEN	1,800	484
6.950% due 08/12/2031		3,500	1,019
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	59
3.900% due 01/30/2033		122	138
4.000% due 01/30/2037		96	107
4.200% due 01/30/2042		119	132
Romania Government International Bond
5.125% due 09/24/2031		1,700	1,778
5.250% due 03/10/2030		5,200	5,668
5.250% due 05/30/2032		1,000	1,043
5.625% due 05/30/2037		1,000	988
5.875% due 07/11/2032 (b)		2,600	2,793
6.250% due 09/10/2034		1,400	1,503
6.375% due 09/18/2033		1,100	1,214
Turkey Government International Bond
44.165% due 09/06/2028 ~	TRY	268,206	6,649

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

45.031% due 05/17/2028 ~	31,100	775
Ukraine Government International Bond
0.000% due 02/01/2030 þ(h)	$40	21
0.000% due 02/01/2034 þ(h)	149	59
0.000% due 02/01/2035 þ(h)	126	70
0.000% due 02/01/2036 þ(h)	105	58
1.750% due 02/01/2034 þ	183	98
1.750% due 02/01/2035 þ	256	134
1.750% due 02/01/2036 þ	293	151
Venezuela Government International Bond 9.250% due 09/15/2027 ^(d)	452	95

Total Sovereign Issues (Cost $61,721)		62,081

	SHARES
COMMON STOCKS 9.9%
COMMUNICATION SERVICES 2.2%
Clear Channel Outdoor Holdings, Inc. (e)	754,306	837
iHeartMedia, Inc. 'A' (e)	178,528	295
iHeartMedia, Inc. 'B' «(e)	138,545	201
Oi SA (e)	4,697,543	823
Promotora de Informaciones SA 'A' (e)	282,619	113
Syniverse Holdings, Inc. «(k)	2,973,558	2,893
Windstream Services LLC «(e)	537,548	12,060

		17,222

CONSUMER DISCRETIONARY 0.0%
West Marine «(e)(k)	3,250	21

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(k)	27,368,642	0

FINANCIALS 1.8%
Banca Monte dei Paschi di Siena SpA	886,500	7,000
Intelsat Emergence SA «(k)	222,366	7,490
MNEQ Holdings, Inc. «(e)(k)	3,757	17

		14,507

HEALTH CARE 3.6%
Amsurg Equity «(e)(k)	603,876	28,232

INDUSTRIALS 2.3%
Clover Holdings, Inc. «(e)(k)	14,886	254
Drillco Holding Lux SA «(k)	170,549	4,295
Foresea Holdings SA «	70,121	1,767
Incora New Equity «(e)(k)	314,058	11,223
Westmoreland Mining Holdings «(e)(k)	87,552	93
Westmoreland Mining LLC «(e)(k)	275,905	905

		18,537

Total Common Stocks (Cost $83,518)		78,519

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	250	0

Total Warrants (Cost $8,992)		0

PREFERRED SECURITIES 3.5%
BANKING & FINANCE 3.2%
ADLER Group SA «	1,524,031	0
AGFC Capital Trust 6.314% due 01/15/2067 ~(l)	27,410,000	19,344
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	63
Compeer Financial ACA 4.875% due 08/15/2026 •(i)	2,100,000	2,042
OCP CLO Ltd. 0.000% due 04/26/2036 •	8,700	3,576

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)	668,475	814

		25,839

INDUSTRIALS 0.3%
SVB Financial Trust
0.000% due 11/07/2032 (g)	19,520	0
11.000% due 11/07/2032	4,283	2,099

		2,099

Total Preferred Securities (Cost $23,640)		27,938

REAL ESTATE INVESTMENT TRUSTS 0.5%
REAL ESTATE 0.5%
Uniti Group, Inc.	193,839	977
VICI Properties, Inc.	95,221	3,106

Total Real Estate Investment Trusts (Cost $1,509)		4,083

SHORT-TERM INSTRUMENTS 1.2%
MUTUAL FUNDS 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.400% (j)	5,438,303	5,438

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.5%
4.295% due 04/17/2025 - 06/05/2025 (f)(g)(o)	3,815	3,793

Total Short-Term Instruments (Cost $9,231)		9,231

Total Investments in Securities (Cost $932,460)		804,349

	SHARES
INVESTMENTS IN AFFILIATES 7.7%
SHORT-TERM INSTRUMENTS 7.7%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.7%
PIMCO Short-Term Floating NAV Portfolio III	6,308,239	61,404

Total Short-Term Instruments (Cost $61,347)		61,404

Total Investments in Affiliates (Cost $61,347)		61,404

Total Investments 109.1% (Cost $993,807)		$865,753
Financial Derivative Instruments (m)(n) (0.4)%(Cost or Premiums, net $60,829)		(3,183)
Other Assets and Liabilities, net (8.7)%		(68,770)

Net Assets Applicable to Common Shareholders 100.0%		$793,800

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Security becomes interest bearing at a future date.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Coupon represents a 7-Day Yield.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity	11/02/2023 - 11/06/2023	$25,233	$28,232	3.56%
Clover Holdings, Inc.	12/09/2024	223	254	0.03
Drillco Holding Lux SA	06/08/2023	3,411	4,295	0.54
Incora New Equity	01/31/2025	15,256	11,223	1.41
Incora Top Holdco LLC 0.000% due 01/30/2033	01/31/2025	6,737	9,735	1.23
Intelsat Emergence SA	06/19/2017 - 02/23/2024	15,920	7,490	0.94
MNEQ Holdings, Inc.	03/16/2023 - 03/29/2023	42	17	0.00
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc. 12.500%	05/12/2022 - 11/30/2024	2,930	2,893	0.37
West Marine	09/12/2023	47	21	0.00
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,140	93	0.01
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	1,148	905	0.12

$73,087	$65,158	8.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BOS	4.600%	02/10/2025	TBD(2)	$(850)	$(855)
BPS	2.720	03/12/2025	TBD(2)	EUR	(711)	(770)
4.490	03/11/2025	TBD(2)	$(1,059)	(1,062)
CDC	4.700	02/21/2025	05/20/2025	(768)	(772)
4.760	03/18/2025	07/16/2025	(3,940)	(3,947)
4.860	03/18/2025	07/16/2025	(4,771)	(4,780)
4.860	03/24/2025	07/22/2025	(19,117)	(19,138)
5.110	02/20/2025	05/08/2025	(3,572)	(3,592)
5.210	02/12/2025	05/09/2025	(586)	(590)
5.210	02/26/2025	05/09/2025	(1,913)	(1,922)
DEU	4.800	03/11/2025	06/11/2025	(3,348)	(3,357)
IND	4.620	02/21/2025	05/12/2025	(1,214)	(1,221)

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

				4.770			03/10/2025	06/04/2025	(1,690)		(1,695)
				4.770			03/17/2025	06/17/2025	(5,112)		(5,123)
				4.870			03/26/2025	07/25/2025	(1,417)		(1,418)
				5.020			03/14/2025	06/13/2025	(2,084)		(2,089)
NXN				4.870			03/28/2025	07/22/2025	(1,434)		(1,435)
RCY				4.830			03/07/2025	04/07/2025	(997)		(1,000)
SOG				4.640			02/18/2025	04/21/2025	(61)		(61)
				4.700			02/19/2025	04/09/2025	(419)		(421)
				4.700			03/06/2025	04/09/2025	(1,110)		(1,114)
UBS				2.874			03/21/2025	06/23/2025	EUR	(2,826)	(3,059)

Total Reverse Repurchase Agreements											$(59,421)

(l)	Securities with an aggregate market value of $68,668 have been pledged as collateral under the terms of master agreements as of March 31, 2025.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2025 was $(106,313) at a weighted average interest rate of 5.262%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/19/2030	GBP	37,900	$(1,042)	$(81)	$(1,123)	$165	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		13,400	1,297	2,714	4,011	0	(82)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		6,900	768	487	1,255	0	(48)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,700	(7)	2,118	2,111	0	(25)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		$2,200	1	39	40	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.850	Semi-Annual	02/01/2027		43,700	253	2,459	2,712	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		112,200	(2,687)	(4,747)	(7,434)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		23,400	(313)	(271)	(584)	9	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		27,135	(8)	2,297	2,289	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		89,500	784	(627)	157	42	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		79,200	1,112	(3,442)	(2,330)	43	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		76,900	(969)	596	(373)	54	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		31,000	(587)	743	156	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		53,300	(5,501)	1,347	(4,154)	43	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		127	0	19	19	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		7,300	427	863	1,290	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		139,800	492	22,470	22,962	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	11,742	15,966	0	(160)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	6,236	8,806	0	(113)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		395,600	59,600	(94,724)	(35,124)	641	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		35,600	(247)	12,591	12,344	0	(174)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		55,100	(135)	21,601	21,466	0	(84)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		42,480	(165)	15,687	15,522	0	(203)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		29,200	2,061	(12,240)	(10,179)	148	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		223,450	(4,208)	95,998	91,790	0	(362)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		9,700	916	1,031	1,947	0	(63)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		29,000	1,270	608	1,878	0	(214)

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	65,500	66	(4,592)	(4,526)	90	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	24,100	(1,059)	4,106	3,047	0	(54)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	3,200	290	247	537	0	(9)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049	18,200	76	4,916	4,992	0	(108)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	7,700	1,317	(4,676)	(3,359)	41	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	26,400	424	1,934	2,358	0	(14)

Total Swap Agreements	$61,020	$87,449	$148,469	$1,278	$(1,767)

Cash of $13,073 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2025.
(1)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2025	DOP	12,279	$193	$0	$0
05/2025	HKD	52,678	6,780	2	0
BPS	04/2025	EUR	78,487	82,300	0	(2,568)
BRC	04/2025	TRY	42,178	1,098	0	(11)
04/2025	$559	EUR	514	0	(3)
04/2025	899	TRY	34,973	12	0
05/2025	TRY	53,867	$1,345	6	(7)
05/2025	$8,303	TRY	326,310	0	(210)
06/2025	TRY	66,875	$1,599	0	(7)
06/2025	$2,129	TRY	84,050	0	(104)
BSH	06/2025	PEN	2,937	$796	0	(2)
CBK	04/2025	CAD	654	459	5	0
04/2025	DOP	24,877	393	1	0
04/2025	GBP	279	361	0	0
04/2025	PEN	2,703	727	0	(9)
05/2025	DOP	33,960	540	6	0
05/2025	$459	CAD	653	0	(5)
06/2025	PEN	337	$92	0	0
DUB	04/2025	$455	CAD	654	0	0
GLM	04/2025	TRY	1,695	$42	0	(1)
04/2025	$82	TRY	3,212	1	0
05/2025	DOP	125,566	$1,999	29	0
07/2025	150,362	2,344	9	0
08/2025	59,116	927	14	0
09/2025	203,954	3,181	41	0
JPM	04/2025	TRY	3,268	81	0	(2)
04/2025	$86,771	EUR	80,448	217	0
05/2025	EUR	80,448	$86,912	0	(217)
05/2025	TRY	39,185	1,013	23	0
05/2025	$2,056	TRY	90,634	221	0
06/2025	112	4,416	0	(4)
MBC	04/2025	EUR	2,895	$3,146	15	0
04/2025	$450	EUR	420	4	0
MYI	04/2025	GBP	9,963	$12,624	0	(246)
SSB	04/2025	$13,245	GBP	10,242	0	(15)
05/2025	GBP	10,242	$13,244	15	0
UAG	04/2025	$27	TRY	1,092	1	0

Total Forward Foreign Currency Contracts	$622	$(3,411)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.057%	$3,300	$0	$189	$189	$0
Petroleos Mexicanos «	4.750	Monthly	07/06/2026	0.003	376	0	2	2	0
GST	Soft Bank Group,Inc.	1.000	Quarterly	06/20/2026	1.326	1,400	(12)	7	0	(5)
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.161	EUR	200	(4)	7	3	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	'4.280	$900	(175)	81	0	(94)

Total Swap Agreements	$(191)	$286	$194	$(99)

(o)

Securities with an aggregate market value of $3,238 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2025.

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2025

Investments in Securities, at Value
Loan Participations and Assignments	$0	$122,450	$41,345	$163,795
Corporate Bonds & Notes
Banking & Finance	0	67,292	0	67,292
Industrials	0	162,339	19,927	182,266
Utilities	0	39,992	0	39,992
Convertible Bonds & Notes
Industrials	0	4,271	0	4,271
Municipal Bonds & Notes
Michigan	0	1,841	0	1,841
Texas	0	8,026	0	8,026
West Virginia	0	6,238	0	6,238
U.S. Government Agencies	0	8,106	8,455	16,561
Non-Agency Mortgage-Backed Securities	0	79,012	0	79,012
Asset-Backed Securities
Home Equity Other	0	24,619	0	24,619
Whole Loan Collateral	0	9,301	0	9,301
Other ABS	0	17,408	1,875	19,283
Sovereign Issues	0	62,081	0	62,081
Common Stocks
Communication Services	2,068	0	15,154	17,222
Consumer Discretionary	0	0	21	21
Financials	7,000	0	7,507	14,507
Health Care	0	0	28,232	28,232
Industrials	0	0	18,537	18,537
Preferred Securities
Banking & Finance	0	25,839	0	25,839
Industrials	0	2,099	0	2,099
Real Estate Investment Trusts
Real Estate	4,083	0	0	4,083
Short-Term Instruments
Mutual Funds	0	5,438	0	5,438
U.S. Treasury Bills	0	3,793	0	3,793

	$13,151	$650,145	$141,053	$804,349
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$61,404	$0	$0	$61,404

Total Investments	$74,555	$650,145	$141,053	$865,753

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,278	0	1,278
Over the counter	0	625	191	816

	$0	$1,903	$191	$2,094
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,767)	0	(1,767)
Over the counter	0	(3,510)	0	(3,510)

	$0	$(5,277)	$0	$(5,277)

Total Financial Derivative Instruments	$0	$(3,374)	$191	$(3,183)

Totals	$74,555	$646,771	$141,244	$862,570

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2025:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$40,144	$16,967	$(26,954)	$180	$475	$9,539	$994	$0	$41,345	$429
Corporate Bonds & Notes
Banking & Finance	8,423	0	(8,471)	0	34	14	0	0	0	0
Industrials	25,328	15,799	(22,010)	(44)	(6,790)	6,514	1,130	0	19,927	2,998
U.S. Government Agencies	7,989	0	(151)	26	50	541	0	0	8,455	534
Non-Agency Mortgage-Backed Securities	73	0	(3)	1	1	3	0	(75)	0	0
Asset-Backed Securities
Other ABS	1,738	1,016	0	0	0	(879)	0	0	1,875	(879)
Common Stocks
Communication Services(3)	11,810	175	0	0	0	3,169	0	0	15,154	3,169
Consumer Discretionary(4)	12,262	0	(12,535)	0	9,618	(9,324)	0	0	21	0
Energy	182	0	(196)	0	104	(90)	0	0	0	0
Financials	8,271	41	0	0	0	(805)	0	0	7,507	(805)
Health Care	29,894	0	0	0	0	(1,662)	0	0	28,232	(1,662)
Industrials	6,198	16,041	0	0	0	(3,702)	0	0	18,537	(3,702)
Preferred Securities

	$152,312	$50,039	$(70,320)	$163	$3,492	$3,318	$2,124	$(75)	$141,053	$82
Financial Derivative Instruments- Assets
Over the counter	$255	$1	$0	$0	$0	$(65)	$0	$0	$191	$(65)

Totals	$152,567	$50,040	$(70,320)	$163	$3,492	$3,253	$2,124	$(75)	$141,244	$17

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$14,462	Discounted Cash Flow			Discount Rate			8.860 - 14.360	10.230
		14,171	Indicative Market Quotation			Broker Quote			100.500	—
		12,712	Third Party Vendor			Broker Quote			37.500 - 101.500	96.496
Corporate Bonds & Notes
Industrials		18,674	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		1,130	Indicative Market Quotation			Broker Quote			60.000 - 82.000	67.982
		123	Proxy Pricing			Base Price			98.000	—
U.S. Government Agencies		8,455	Discounted Cash Flow			Discount Rate			11.350	—
Asset-Backed Securities
Other ABS		1,517	Discounted Cash Flow			Discount Rate			12.000 - 20.000	13.747
		358	Recent Transaction			Purchase Price			60.500	—
Common Stocks
Communication Services		12,060	Comparable Companies			EBITDA Multiple		X	4.609	—
		2,893	Discounted Cash Flow			Discount Rate			13.210	—
		201	Reference Instrument			Stock Price w/Liquidity Discount			12.000	—
Consumer Discretionary		21	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.500/20.750	—
Financials		7,490	Comparable Companies			EBITDA Multiple		X	4.660	—
		17	Indicative Market Quotation			Broker Quote			$4.500	—
Health Care		28,232	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		254	Comparable Companies			EBITDA Multiple		X	11.000/9.750	—
		11,223	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		7,060	Indicative Market Quotation			Broker Quote			1.063 - 25.188	3.075
Financial Derivative Instruments- Assets
Over the counter		191	Indicative Market Quotation			Broker Quote			0.329 - 5.703	5.667

Total		$141,244

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2025 (Unaudited)

(3)	Sector type updated from Industrials and Utilities to Communication Services since prior fiscal year end.
(4)	Sector type updated from Industrials to Consumer Discretionary since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$98,291	$334,769	$(371,700)	$20	$24	$61,404	$3,905	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
CDC	Natixis Securities Americas LLC	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol
CAD	Canadian Dollar	HKD	Hong Kong Dollar	TRY	Turkish New Lira
DOP	Dominican Peso	PEN	Peruvian New Sol	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company